H. Income Taxes (Details 1) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2012	Sep. 30, 2011
H. Income Taxes Details 1
Effective income tax rate	0.00%	0.00%
United States Federal income tax at statutory rate	$ 577	$ 95
State income taxes (net of federal benefit)	99	2
Warrant expense	(1,621)	(1,311)
Prior year deferred true up	1,119	1,178
Change in valuation reserves	(365)	(212)
Other	193	250
Provision for income taxes	$ 2	$ 2